Exhibit 99

                                 Press Release

First National And Carolina National Shareholders Approve Merger

SPARTANBURG and COLUMBIA, S.C., Dec. 13 / -- First National Bancshares, Inc. ("First National") (Nasdaq: FNSC) and Carolina National Corporation ("Carolina National") (Nasdaq: CNCP) announced today that the shareholders of both companies have approved their proposed merger.

Jerry L. Calvert, First National's President and Chief Executive Officer, said, "We are pleased that shareholders of both companies support the proposed merger. This transaction is the perfect opportunity to complement our existing presence throughout South Carolina and expand on our current loan production office in Columbia. We look forward to offering expanded loan and deposit products and services to Carolina National's existing customers, while continuing to provide the superior customer service they are accustomed to. We are proud to welcome Carolina National's customers, employees and shareholders to our combined company."

The transaction will create the ninth largest financial institution headquartered in South Carolina and the eighth largest deposit franchise of community banks operating in South Carolina based on information reported to the FDIC as of June 30, 2007. The combined company will also be the sixth largest publicly-traded financial institution headquartered in South Carolina with pro forma market capitalization of approximately $83 million based on the pro forma shares outstanding and the closing stock price of First National as of December 12, 2007. Based on financials as of September 30, 2007, the combined company would have nearly $812 million in assets, over $673 million in net loans, and approximately $648 million in deposits on a pro forma basis. Following the merger, First National Bank of the South will operate eleven full-service banking offices serving the Spartanburg, Greenville, Columbia, and Charleston markets. No Carolina National branch closures are expected to result from the transaction.

Roger Whaley, President and Chief Executive Officer of Carolina National, added, "We are excited about joining the First National family, which will allow us to provide even more products and enhanced services to our customer base. This partnership will enable us to capitalize on the combined company's infrastructure and continue to build on the strong foundation created by Carolina National's directors and employees."

First National was advised by Nelson Mullins Riley & Scarborough LLP and Howe Barnes Hoefer & Arnett, Inc. Carolina National was advised by Haynsworth Sinkler Boyd, P.A. and McColl Partners, LLC.

Mr. Calvert concluded, "We look forward to the successful completion of this merger and are eager to capitalize on the opportunities it represents. Thanks to the additional capital, our combined company will be well positioned for future asset growth and the expansion of the bank's branch network. In addition, consolidating our resources and expertise will allow us to support economic growth and development in our banking communities."

First National and Carolina National announced their intention to merge in August 2007. The Federal Reserve Bank of Richmond, acting under authority delegated by the Board of Governors of the Federal Reserve System, has approved the application by First National Bancshares, Inc., Spartanburg, South Carolina, to acquire Carolina National Corporation, Columbia, South Carolina, pursuant to
Section  3(a)  (5)  of  the  Bank  Holding  Company  Act.  Customary  regulatory

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applications for approval of the proposed merger are currently being reviewed by the Office of the Comptroller of the Currency and the South Carolina Board of Financial Institutions. The transaction is expected to close in the first quarter of 2008, pending these regulatory approvals.

ABOUT FIRST NATIONAL

First National Bancshares, Inc. is a $574-million asset bank holding company based in Spartanburg, South Carolina. Its common stock is traded on the NASDAQ Global Market under the symbol FNSC. It was incorporated in 1999 to conduct general banking business through its wholly-owned bank subsidiary, First National Bank of the South.

First National Bank of the South provides a wide range of financial services to consumer and commercial customers through three operating divisions - the banking division, small business lending division, and the wholesale mortgage lending division. The banking division operates seven full- service branches, three in Spartanburg County operating as First National Bank of Spartanburg, and four operating as First National Bank of the South in Charleston, Mount Pleasant, Greenville and Greer. First National also operates loan production offices in Columbia, Daniel Island and Rock Hill, South Carolina.

First National Bank also operates a small business lending division under the name of First National Business Capital, and this division provides small business lending services to customers in the Carolinas and Georgia. First National Bank's wholesale mortgage lending division provides services to community banks and mortgage brokers across the Southeast from its office on North Main Street in Greenville. In addition to these services, First National offers trust and investment management services to its customers through an alliance with Colonial Trust Company, which has offices in Spartanburg and Greenville. Additional information about First National is available online in the Investor Relations section of www.firstnational-online.com.

ABOUT CAROLINA NATIONAL

Carolina National Corporation is $228-million asset bank holding company headquartered in Columbia, South Carolina and conducts a general banking business through its subsidiary, Carolina National Bank and Trust Company. The bank opened on July 15, 2002, and conducts its activities from its main office, three full-service branch offices, and loan production offices in the Columbia and Rock Hill, South Carolina areas.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements concerning our future growth, plans, objectives, expectations, performance, events and the like, as well as any other statements, including those regarding the proposed merger, that are not historical facts and are thus prospective. Such forward-looking statements are subject to risks, uncertainties, and other factors, including, but not limited to risks and uncertainties, changes in worldwide and U.S. economic conditions, a downturn in the economy or real estate market, construction delays and greater than expected non-interest expenses or excessive loan losses and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. For a more detailed description of factors that could cause or contribute to such differences, please see First National's and Carol ina National's filings with the Securities and Exchange Commission. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to

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be  inaccurate.  These  projections  and  statements  are based on  management's
estimates  and   assumptions   with  respect  to  future  events  and  financial
performance and are believed to be reasonable though they are inherently uncertain and difficult to predict. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by either company or any person that the future events, plans, or expectations contemplated by either company will be achieved. First National and Carolina National do not intend to and assume no responsibility for updating or revising any forward-looking statement contained in this press release, whether as a result of new information, future events or otherwise.


Source: First National Bancshares, Inc.




























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